SUBORDINATION AGREEMENT

         This Subordination Agreement (as the same may from time to time be amended, modified or restated, the "Agreement") is entered into by and between
O. BRUTON SMITH (the "Noteholder") and FORD MOTOR CREDIT COMPANY (the "Lender") and is dated as of December 15, 1997.


                              W I T N E S S E T H:

         WHEREAS, the Noteholder is financially interested in the "Borrower" (as defined below), in that Borrower is now indebted to the Noteholder, pursuant to that certain Subordinate Promissory Note (the "Subordinated Note") dated as of December 15, 1997, in the total amount of FIVE MILLION AND FIVE HUNDRED THOUSAND and no/100 Dollars ($5,500,000)] (which Subordinated Note, together with any instrument which may hereafter be substituted therefor under the terms of any agreement between Borrower and the Noteholder is hereinafter referred to as the "Note");

         WHEREAS, the Borrower has entered into that certain Amended and Restated Credit Agreement dated as of December 15, 1997, (as the same may from time to time be amended, modified, supplemented or restated, in whole or in part and without limitation as to amount, terms, conditions or covenants, the "Credit Agreement") with the Lender;

         WHEREAS, Borrower is presently indebted to the Lender as a result of the advance of monies and other extensions of credit by the Lender to Borrower pursuant to the Credit Agreement; and

         WHEREAS, the Noteholder acknowledges that the loan or advance of monies or other extensions of any financial accommodation or credit to Borrower by the Lender is of value to the Noteholder;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the Noteholder, and in order to induce the Lender to make loans or extend credit or any other financial accommodation to or for the benefit of Borrower; or to grant such renewals, increases or extensions thereof as it may deem advisable; and to better secure the Lender in respect of the foregoing, the Noteholder hereby agrees with the Lender as hereinafter set forth.

         1. CERTAIN DEFINED TERMS. In addition to the terms defined above and elsewhere in this Agreement, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined:

         As used in this Agreement:

         "BORROWER" shall mean Sonic Automotive, Inc., a Delaware corporation or any successor assign or assign of Sonic Automotive, Inc., including, without limitation, a receiver, trustee or debtor-in-possession.

         "SENIOR DEBT" shall mean (a) (i) the outstanding principal balance of all loans made under and pursuant to the Credit Agreement, any Wholesale Line (as defined in the Credit Agreement) or any agreement providing for the refunding or refinancing of the "Obligations" (as defined in the Credit Agreement) ("Refinancing Agreement") and (ii) all other obligations, liabilities, and indebtedness, including, without limitation reimbursement obligations under letters of credit issued pursuant to the Credit Agreement, any Wholesale Line or Refinancing Agreement, obligations with respect to acceptances issued pursuant to the Credit Agreement, any Wholesale Line or a Refinancing Agreement and obligations under interest rate or foreign currency hedging, swap, cap, collar or similar agreements of Borrower to the Lender, in each case whether now existing or hereafter arising (and whether such indebtedness arises or accrues before or after the commencement of any bankruptcy, insolvency or receivership proceedings) directly between Borrower and/or its Subsidiaries and the Lender, or acquired outright, conditionally or as collateral security from another by the Lender, including, without limitation, interest and fees accruing pre-petition or post-petition at the rate or rates prescribed in the Credit Agreement, any Wholesale Line or Refinancing Agreement and costs, expenses, and attorneys' and paralegals' fees, whenever incurred (and whether or not such claims, interest, costs, expenses or fees are allowed or allowable in any such proceeding); and (b) amounts disbursed or advanced (including, without limitation in connection with the provision of any financing or other financial accommodations pursuant to Section 364 of the Bankruptcy Code) by the Lender which the Lender, in its good faith discretion, deems necessary or desirable to preserve or protect any "Collateral" (as defined in the Credit Agreement) or to enhance the likelihood or maximize the amount of repayment of the Senior Debt, including, but not limited to, all protective advances, costs, expenses, and attorneys' and paralegals' fees, whensoever made, advanced or incurred by the Lender in connection with the Senior Debt or the collateral therefor ("Preservation Debt"). Senior Debt shall include, without limitation, all "Obligations" (as defined in the Credit Agreement) and all indebtedness, obligations and liabilities under and pursuant to any agreement providing for the refunding or refinancing of the Obligations under the Credit Agreement or obligations under any Wholesale Line. Senior Debt shall be considered to be outstanding whenever the Lender has an outstanding commitment therefor.

         "SUBORDINATED DEBT" shall mean all (a) all principal of, and premium, if any, and interest on, the Note and (b) all other indebtedness, fees, expenses, obligations and liabilities of the Borrower (or any other person, firm, partnership or corporation for the benefit of Borrower) to the Noteholder, whether now existing or hereafter incurred or created, under or with respect to the Note, in each case, whether such amounts are due or not due, direct or indirect, absolute or contingent.

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         2. STANDBY; SUBORDINATION; SUBROGATION. The payment and performance of the Subordinated Debt is hereby subordinated to the Senior Debt and, except as set forth in Section 3 below, the Noteholder will not accelerate, ask, demand, sue for, take or receive from Borrower, by setoff or in any other manner, the whole or any part of the Subordinated Debt, including, without limitation, the taking of any negotiable instruments evidencing such amounts, nor any security for any of the Subordinated Debt, unless and until all of the Senior Debt shall have been fully and indefeasibly paid and satisfied in cash and all financing arrangements between the Borrower and the Lender have been terminated. The Noteholder also hereby agrees that, regardless of whether the Senior Debt is secured or unsecured, the Lender shall be subrogated for the Noteholder with respect to the Noteholder's claims against Borrower and the Noteholder's rights, liens and security interests, if any, in any of Borrower's assets or any other assets securing the Senior Debt and the proceeds thereof until all of the Senior Debt has been fully and indefeasibly paid and satisfied in cash and all financing arrangements between the Borrower and the Lender have been terminated.

         3. PERMITTED PAYMENTS. Notwithstanding the provisions of Section 2 of this Agreement, until the occurrence of an "Event of Default" (as defined in the Credit Agreement), and provided that (i) there shall not then exist any breach of this Agreement by the Noteholder which has not been waived, in writing, by the Lender, and (ii) the payment described below, if made, would not give rise to the occurrence of an Event of Default or the Lender's making an advance to Borrower in excess of amounts otherwise then available to Borrower under the terms of the Credit Agreement, Borrower may pay to the Noteholder, and the Noteholder may accept from Borrower, regularly scheduled payments of interest, when due, on an unaccelerated basis, pursuant to the Note provided the maximum interest rate at which such payments shall be permitted shall not exceed the "Prime Rate" announced from time to time by NationsBank, N.A., plus 0.5% per annum ("Permitted Payments"), it being understood and agreed by the Noteholder that the Note may not be modified or amended without the prior written consent of the Lender. It is further expressly understood and agreed by the Noteholder that: (i) payments or prepayments (whether optional or mandatory, by setoff or otherwise) of principal with respect to the Subordinated Debt; (ii) any whole or partial prepayments (whether optional or mandatory, by setoff or otherwise) of interest; and (iii) any payments (whether optional or mandatory, by setoff or otherwise) of interest any rate greater than the Prime Rate plus 0.5% per annum shall not be Permitted Payments.

         4. ENFORCEMENT RIGHTS. Prior to the indefeasible payment in full in cash of the Senior Debt and the termination of all financing arrangements between the Borrower and its Subsidiaries (collectively, the "Debtor Parties") and the Lender, the Noteholder shall not have any right to enforce any claim with respect to the Subordinated Debt, including, without limitation, any Permitted Payment, or otherwise to take any action against the Debtor Parties or the Debtor Parties' property without the Lender's prior written consent.

         5. LIENS; PERMITTED TRANSFERS. The Noteholder hereby represents as of the date hereof that he has not been granted or obtained any liens or security interests in any assets of the Debtor Parties or any other assets securing the Senior Debt. The Noteholder agrees that, without the prior written consent of the Lender, he shall not take any liens on or security interests in any assets of the Debtor Parties or any other assets securing the Senior Debt. In the event that any Debtor Party proposes to sell, assign, transfer, lease, convey or otherwise dispose of any if its property (a "Transfer") and such Transfer is either permitted pursuant to the Credit Agreement or pursuant to a separate consent executed by the Lender, then such Transfer shall be deemed to be permitted and consented to by the Noteholder and shall not constitute a violation or breach of any terms contained in the Note. The Noteholder acknowledges and agrees that, to the extent the terms and provisions of this Agreement are inconsistent with the Note, the Note shall be deemed to be subject to this Agreement.

         6. SUBORDINATED DEBT OWED ONLY TO THE NOTEHOLDER. The Noteholder warrants and represents that (a) the Noteholder has not previously assigned any interest in the Subordinated Debt or any security interest in connection therewith, if any; (b) no other party owns an interest in the Subordinated Debt or security therefor other than the Noteholder (whether as joint holders of the Subordinated Debt, participants or otherwise); and that the entire Subordinated Debt is owing only to the Noteholder. The Noteholder covenants that the entire Subordinated Debt shall continue to be owing only to the Noteholder and all security therefor, if any, shall continue to be held solely for the benefit of the Noteholder.

         7. LENDER PRIORITY. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or any of its Subsidiaries or the proceeds thereof to the creditors of the Borrower or its Subsidiaries or readjustment of the obligations and Subordinated Debt of Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Senior Debt or the Subordinated Debt, or the application of the assets of Borrower or any of its Subsidiaries to the payment or liquidation thereof, or upon the dissolution or other winding up of Borrower's or any of its Subsidiary's business, or upon the sale of all or substantially all of Borrower's or any of its Subsidiaries' assets (an "Insolvency or Liquidation Proceeding"), then, and in any such event,
(i) the Lender shall be entitled to receive indefeasible payment in full in cash of any and all of the Senior Debt prior to the payment of all or any part of the Subordinated Debt, and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Debt shall be paid or delivered directly to the Lender for application on any of the Senior Debt, due or not due, until the Senior Debt shall have first been fully and indefeasibly paid and satisfied in cash.

         8. GRANT OF AUTHORITY TO THE LENDER. In the event of the occurrence of any Insolvency or Liquidation Proceeding, and in order to enable the Lender to enforce its rights hereunder in any of the aforesaid actions or proceedings, Lender is hereby irrevocably authorized and empowered, in the Lender's discretion, to file, make and present for and on behalf of the Noteholder such proofs of claims against Borrower on account of the Subordinated Debt or other motions or pleadings as the Lender may deem expedient or proper and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of any portion of the Senior Debt. In voting such proofs of claim in any proceeding, the Lender may act in a manner consistent with its sole interest and shall have no duty to take any action to optimize or maximize the Noteholder's recovery with respect to its claim. The Noteholder irrevocably authorizes and empowers the Lender to demand, sue for, collect and receive each of the aforesaid payments and distributions described in Section 7 above and give acquittance therefor and to file claims and take such other actions, in the Lender's own name or in the name of the Noteholder or otherwise, as the Lender may deem necessary or advisable. To the extent that payments or distributions are made in property other than cash, the Noteholder authorizes the Lender to sell such property to such buyers and on such terms as the Lender, in its sole discretion, shall determine. The Noteholder will execute and deliver to the Lender such powers of attorney, assignments and other instruments or documents, including notes and stock certificates (together with such assignments or endorsements as the Lender shall deem necessary), as may be requested by the Lender in order to enable the Lender and to enforce any and all claims of the Lender upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Debt, all for the Lender's own benefit. Following the indefeasible payment in full in cash of the Senior Debt, the Lender will remit to the Noteholder, all dividends or other payments or distributions paid to and held by the Lender in excess of the Senior Debt. Each of the powers and authorizations granted to the Lender in this
Section 8, being coupled with an interest, is irrevocable.

         9. PAYMENTS RECEIVED BY THE NOTEHOLDER. Except for Permitted Payments received by the Noteholder prior to the occurrence of an Event of Default as provided in Section 3 above, should any payment or distribution or security or instrument or proceeds thereof be received by the Noteholder upon or with respect to the Subordinated Debt or any other obligations of Borrower to the Noteholder prior to the indefeasible payment in full in cash of all of the Senior Debt and termination of all financing arrangements between the Borrower and the Lender, the Noteholder shall receive and hold the same in a segregated account in trust, as trustee, for the benefit of the Lender, and shall forthwith deliver the same to the Lender, in precisely the form received (except for the endorsement or assignment of the Noteholder where necessary), for application on any of Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by the Noteholder as the property of the Lender. In the event of the failure of the Noteholder to make any such endorsement or assignment to the Lender, the Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same (which authorization, being coupled with an interest, is irrevocable).

         10. INSTRUMENT LEGEND. Any instrument evidencing any of the Subordinated Debt (including, without limitation, the Note), or any portion thereof, will, on the date hereof, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Lender pursuant to the terms of this Agreement, and (i) a copy thereof will be delivered to the Lender on the date hereof, and (ii) the original of any such instrument will be immediately delivered to the Lender upon request therefor by the Lender after the declaration by the Lender of an Event of Default under the Credit Agreement if an original thereof is necessary for the Lender to enforce its rights hereunder. Any instrument evidencing any of the Subordinated Debt, or any portion thereof, which is hereafter executed by Borrower, will, on the date thereof, be inscribed with the aforesaid legend and a copy thereof will be delivered to the Lender on the date of its execution or within five (5) business days thereafter and the original thereof will be delivered as and when described hereinabove.

         11. REIMBURSEMENTS FOR EXPENSES AND BORROWINGS FROM BORROWER; RESTRICTION ON ASSIGNMENT OF CLAIMS. Except as permitted in Section 3 hereof, the Noteholder agrees that until the Senior Debt has been indefeasibly paid in full in cash and satisfied and all financing arrangements between the Debtor Parties and the Lender have been terminated, the Noteholder will not, directly or indirectly, accept or receive the benefit of any remuneration or reimbursement for expenses on account of the Subordinated Debt from or on behalf of any Debtor Party and will not assign or transfer to others any claim the Noteholder has or may have against Borrower, unless such assignment or transfer is made expressly subject to this Agreement.

         12. CONTINUING NATURE OF SUBORDINATION. This Agreement shall be effective and may not be terminated or otherwise revoked by the Noteholder until the Senior Debt shall have been indefeasibly paid in full in cash and satisfied and all financing arrangements among Debtor Parties and the Lender have been terminated. The Noteholder hereby waives to the fullest extent permitted by applicable law any right it may have to terminate or revoke this Agreement or any of the provisions of this Agreement. In the event the Noteholder shall have any right under applicable law otherwise to terminate or revoke this Agreement which right cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by the Noteholder, is actually received by the Lender's officer responsible for such matters. In the absence of the circumstances described in the immediately preceding sentence, this is a continuing agreement of subordination and the Lender may continue, at any time and without notice to the Noteholder, to extend credit or other financial accommodations and loan monies to or for the benefit of a Debtor Party on the faith hereof. Any termination or revocation described hereinabove shall not affect this Agreement in relation to (a) any of the Senior Debt which arose or was committed to prior to receipt thereof, (b) any of the Senior Debt created after receipt thereof, if such Senior Debt was incurred either through readvances by the Lender pursuant to the Lender's financing arrangements with a Debtor Party, including, without limitation, advances or readvances, in an aggregate outstanding amount not to exceed the "Commitment" (as defined in the Credit Agreement as in effect on the date of receipt of any such notice); or (c) any of the Senior Debt created after receipt thereof if such Senior Debt is Preservation Debt. If, in reliance on this Agreement, the Lender makes loans or other advances to or for the benefit of Borrower or takes other action under the Credit Agreement after such aforesaid termination or revocation by the Noteholder but prior to the receipt by the Lender of said written notice as set forth above, the rights of the Lender shall be the same as if such termination or revocation had not occurred.

         13. ADDITIONAL AGREEMENTS BETWEEN THE LENDER AND DEBTOR PARTIES. The Lender at any time and from time to time, either before or after any such aforesaid notice of termination or revocation, may enter into such agreement or agreements with a Debtor Party as the Lender may deem proper, extending the time of payment of or renewing or otherwise altering the terms, including, without limitation increasing the principal amount thereof, of all or any portion of the Senior Debt or affecting the security underlying any or all of the Senior Debt, and may exchange, sell, release, surrender or otherwise deal with any such security, without in any way thereby impairing or affecting this Agreement.

         14. NOTEHOLDER'S WAIVERS. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement. The Noteholder expressly waives all notice of the acceptance by the Lender of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and the Noteholder expressly waives reliance by the Lender upon the subordination and other agreements as herein provided. In the event that the Noteholder has or at any time acquires any lien upon or security interest in the assets securing the Senior Debt, or any part thereof, to the fullest extent permitted by applicable law, the Noteholder hereby waives any right that the Noteholder may have whether such right arises under Sections 9-504 or 9-505 of the Uniform Commercial Code or other applicable law, to receive notice of the Lender's intended disposition of such assets (or a portion thereof) or of the Lender's proposed retention of such assets in satisfaction of the Senior Debt (or a portion thereof). The Noteholder further agrees that in the event Borrower consents or fails to object to a proposed retention of such assets (or a portion thereof) by the Lender in satisfaction of the Senior Debt (or a portion thereof), the Noteholder hereby consents to such proposed retention regardless of whether the Noteholder is provided with notice of such proposed retention. The Noteholder agrees that the Noteholder will not interfere with or in any manner oppose a disposition of any assets securing the Senior Debt by the Lender. The Noteholder agrees that the Lender has not made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Credit Agreement, or the collectibility of the Senior Debt, that the Lender shall be entitled to manage and supervise its loans to Borrower in accordance with applicable law and its usual practices, modified from time to time as deemed appropriate under the circumstances, without regard to the existence of any rights that the Noteholder may now or hereafter have in or to any of the assets of Borrower, and that Lender shall have no liability to the Noteholder for, and waive any claim which the Noteholder may now or hereafter have against, the Lender arising out of any and all actions which the Lender, in good faith, takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Collateral and other security for the Senior Debt, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other party) with respect to the Credit Agreement or any other agreement related thereto or to the collection of the Senior Debt or the valuation, use, protection or release of the Collateral and/or other security for the Senior Debt.

         15. INVALIDATED PAYMENTS. To the extent that the Lender receives payments on, or proceeds of collateral for, the Senior Debt which are subsequently invalidated, declared to be fraudulent or preferential, set aside, avoided and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the Senior Debt, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Lender.

         16. BANKRUPTCY ISSUES. The Noteholder agrees that the Lender may consent to the use of cash collateral or provide financing to a Debtor Party (under Section 363 or Section 364 of the Bankruptcy Code or otherwise) on such terms and conditions and in such amounts as the Lender, in its sole discretion, may decide and that, in connection with such cash collateral usage or such financing, the Debtor Party (or a trustee appointed for the estate of the Debtor Party) may grant to the Lender liens and security interests upon all assets of the Debtor Party, which liens and security interests (i) shall secure payment of all Senior Debt (whether such Senior Debt arose prior to the filing of the petition for relief or arise thereafter); and (ii) shall be superior in priority to the liens and security interests, if any, held by the Noteholder on the assets of the Debtor Parties. All allocations of payments between the Lender and the Noteholder shall, subject to any court order, continue to be made after the filing or other commencement of any Insolvency or Liquidation Proceeding on the same basis that the payments were to be allocated prior to the date of such filing or commencement. The Noteholder agrees that it will not object to or oppose a sale or other disposition of any assets securing the Senior Debt (or any portion thereof) free and clear of security interests, liens or other claims of the Noteholder, if any, under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Lender has consented to such sale or disposition of such assets. In the event that the Noteholder has or at any time acquires any security for the Subordinated Debt, the Noteholder agrees not to assert any right it may have to "adequate protection" of its interest in such security in any Insolvency or Liquidation Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, without the prior written consent of the Lender. The Noteholder waives any claim it may now or hereafter have arising out of the Lender's election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of
Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by a Debtor Party, as debtor in possession. The Noteholder agrees not to initiate or prosecute or encourage any other person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of the Lender's claim, (ii) challenging the enforceability of any liens or security interests in assets securing the Senior Debt or (iii) asserting any claims which the A Debtor Party may hold with respect to the Lender. The Noteholder agrees that he will not seek participation or participate on any creditors' committee without the Lender's prior written consent. In the event that the Lender consents to such participation, at the request of the Lender, the Noteholder will resign from his position on such committee. To the extent that the Lender receives payments on, or proceeds of collateral for, the Senior Debt which are subsequently invalidated, declared to be fraudulent or preferential,

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set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the Senior Debt, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Lender.

         17. LENDER'S WAIVERS. No right of the Lender to enforce the subordination or other terms as provided in this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of a Debtor Party or by any act or failure to act by the Lender, or by any noncompliance by a Debtor Party with the terms, provisions and covenants of this Agreement, or the Note, regardless of any knowledge thereof which the Lender may have or be otherwise charged with. No waiver shall be deemed to be made by the Lender of any of the Lender's rights hereunder, unless the same shall be in writing signed on behalf of the Lender, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Lender or the obligations of the Noteholder to the Lender in any other respect at any other time. The failure of the Lender to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part hereof or the right of the Lender thereafter to enforce each and every such provision. No waiver by the Lender of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         18. INFORMATION CONCERNING FINANCIAL CONDITION OF BORROWER. The Noteholder hereby assumes responsibility for keeping informed of the financial condition of Borrower, any and all endorsers and any and all guarantors of the Senior Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or Subordinated Debt that diligent inquiry would reveal, and the Noteholder hereby agrees that the Lender shall not have any duty to advise the Noteholder of information known to the Lender regarding such condition or any such circumstances. In the event the Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the Noteholder, the Lender shall be under no obligation (i) to provide any such information to the Noteholder on any subsequent occasion, or
(ii) to undertake any investigation not a part of Lender's regular business routine and shall be under no obligation to disclose any information which, pursuant to accepted or reasonable commercial finance practices, the Lender wishes to maintain confidential. The Noteholder hereby agrees that all payments received by the Lender may be applied, reversed, and reapplied, in whole or in part, to any portion of the Senior Debt, as the Lender, in its sole discretion, deem appropriate and assent to any extension or postponement of the time of payment of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Senior Debt and to the addition or release of any other party or person primarily or secondarily liable therefor.

                  Without in any way limiting the generality of the foregoing paragraph, the Lender, may, at any time and from time to time, without the consent of, or notice to, the Noteholder without incurring any liabilities to the Noteholder and without impairing or releasing the subordination and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Noteholder is affected, impaired or extinguished thereby) do any one or more of the following:

                  (i) change the manner, place or terms of payment or change or extent the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the Senior Debt or any lien in any of the Collateral or guaranty thereof or any liability of a Debtor Party or any guarantor, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any extension of the Senior Debt, without any restriction as to the tenor or terms of any such extension), or otherwise amend, renew, exchange, extend, modify, supplement in any manner the Senior Debt, the Credit Agreement or any of the other Loan Documents.

                  (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral or other property securing the Senior Debt or any liability of a Debtor Party or any guarantor to such holder, or any liability incurred directly or indirectly in respect thereof;

                  (iii) settle or compromise any Senior Debt or any other liability of a Debtor Party or any guarantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, the Senior Debt) in any manner or order; and

                  (iv) exercise or delay in or refrain from exercising any right or remedy against a Debtor Party or any security or any guarantor or any other Person, elect any remedy and otherwise deal freely with a Debtor Party and the Collateral and any security and any guarantor or any liability of a Debtor Party or any guarantor to such holder or any liability incurred directly or indirectly in respect thereof.

                  The Lender shall have no duty to the Noteholder with respect to the preservation or maintenance of the Collateral or the manner in which Lender enforces its rights in such Collateral or to preserve or maintain the rights of any Person in the Collateral, and the Noteholder hereby waive any and all claims which the Noteholder may now or hereafter have against the Lender which relate to such preservation, maintenance or enforcement. The Noteholder agrees not to assert and hereby waives, to the fullest extent permitted by law: any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior creditor may have under applicable law.

         19. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

                  (A) THE NOTEHOLDER CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NORTH CAROLINA AND WAIVES



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


PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE NOTEHOLDER AT THE ADDRESS STATED BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE
(3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID. THE NOTEHOLDER WAIVES ANY OBJECTION BASED UPON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER. NOTHING IN THIS SECTION 19 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE NOTEHOLDER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                  (B) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  (C) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF SECTIONS 19, 20, 21 AND 23, WITH COUNSEL OF ITS CHOICE AND IS FULLY AWARE OF THE LEGAL CONSEQUENCES AND EFFECTS OF AND HAS KNOWINGLY AGREED TO THE PROVISIONS HEREOF.

         20. ARM'S LENGTH AGREEMENT. EACH OF THE PARTIES TO THIS AGREEMENT AGREES AND ACKNOWLEDGES THAT THIS AGREEMENT HAS BEEN NEGOTIATED IN GOOD FAITH, AT ARM'S LENGTH, AND NOT BY ANY MEANS FORBIDDEN BY LAW.

         21. INJUNCTIVE RELIEF. THE NOTEHOLDER ACKNOWLEDGES AND AGREES THAT ITS COVENANTS AND OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH ARE INTEGRAL TO THE LENDER'S REALIZATION OF ITS RIGHTS AGAINST, AND THE VALUE OF ITS INTEREST IN, THE ASSETS OF A DEBTOR PARTY AND ITS AFFILIATES, THAT A BREACH OF ANY OF THE COVENANTS AND OBLIGATIONS OF THE NOTEHOLDER HEREUNDER OR UNDER THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION

HEREWITH SHALL ENTITLE The LENDER TO INJUNCTIVE RELIEF AND SPECIFIC PERFORMANCE WITHOUT THE NECESSITY OF PROVING IRREPARABLE INJURY TO The LENDER OR THAT The LENDER DO NOT HAVE AN ADEQUATE REMEDY AT LAW IN RESPECT OF SUCH BREACH (EACH OF WHICH ELEMENTS THE NOTEHOLDER ADMITS EXIST) AND, AS A CONSEQUENCE, THE NOTEHOLDER AGREES THAT EACH AND EVERY COVENANT AND OBLIGATION APPLICABLE TO IT AND CONTAINED IN THIS AGREEMENT OR THE OTHER DOCUMENTS INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH SHALL BE SPECIFICALLY ENFORCEABLE AGAINST IT. THE NOTEHOLDER HEREBY WAIVES AND AGREES NOT TO ASSERT ANY DEFENSES AGAINST AN ACTION FOR SPECIFIC PERFORMANCE OF ITS RESPECTIVE COVENANTS AND OBLIGATIONS HEREUNDER AND/OR UNDER THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

         22. NOTICES. Except as otherwise provided for herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other, or whenever either of the parties desires to give or serve upon the other communication with respect to this Agreement, such notice, demand, request, consent, approval, declaration or other communication shall be in writing (including, but not limited to, facsimile communication), and shall either be delivered in person, telecopied, telegraphed, sent by reputable overnight courier or mailed by first class mail, or registered or certified mail, return receipt requested, postage prepaid or provided for, addressed as follows:

         (i)  If to the Lender at:

                  6302 Fairview Road
                  Suite 500
                  Charlotte, North Carolina  28210
                  Attn:  Nancy Carner


         (ii) If to the Noteholder at:

                  O. Bruton Smith
                  5401 East Independence Boulevard
                  P.O. Box 18747
                  Charlotte, North Carolina  78218

or to such other address as any party designates to the other parties in the manner herein prescribed.

         23. GOVERNING LAW. ANY DISPUTE BETWEEN ANY OF THE NOTEHOLDER AND THE LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN

CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NORTH CAROLINA.

         24. COUNTERPARTS; FACSIMILE EFFECTIVENESS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when the Lender and the Noteholder and the Borrower have each executed one counterpart. Each of the parties hereto agrees that a signature transmitted to the Lender or its counsel by facsimile transmission shall be effective to bind the party so transmitting its signature.

         25. COMPLETE AGREEMENT; MERGER. This Agreement, including the schedules and exhibits hereto, contain the entire understanding of the parties hereto with regard to the subject matter contained herein. This Agreement supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Agreement, all of which have become merged and finally integrated into this Agreement. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Agreement, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Agreement not included or referred to herein and not reflected by a writing included or referred to herein.

         26. NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the Lender and its respective successors and assigns and the Noteholder and its successors and is not intended to confer upon the Borrower or any other third party any rights or benefits.

         27. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         28. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         29. NO STRICT CONSTRUCTION. The parties (directly and through their counsel) hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

         IN WITNESS WHEREOF, this Subordination Agreement has been signed as of this 15th day of December, 1997.

                                            /s/ O. Bruton Smith         (SEAL)
                                            ___________________________
                                            O. BRUTON SMITH






Acknowledged and accepted
as of this 15th day of December, 1997

FORD MOTOR CREDIT COMPANY,
as Lender



By:      /s/ L. A. Brown
         _______________________________
         Its   Branch Operations Manager
               _________________________



Without in any way establishing any rights with respect to the terms thereof on behalf of any of the undersigned, the undersigned acknowledges receipt of a copy of the foregoing Subordination Agreement this 15th day of December, 1997 and agrees to take no action or refrain from taking action inconsistent with the terms thereof.


SONIC AUTOMOTIVE, INC.



By:      /s/ Theodore M. Wright
         _____________________________
         Its   Vice President
               _______________________



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